Exhibit 10.5.24

AMENDMENT No. 24

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS S.A.S.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 24

Ref: CT1107307

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AMENDMENT No 24

This Amendment No 24 to the A320 Family Purchase Agreement dated as of March 19, 1998 (hereinafter referred to as the “Amendment No 24”) between AIRBUS S.A.S. and ATLANTIC AIRCRAFT HOLDING LIMITED is made as of the 11 day of March, 2012.

BETWEEN

AIRBUS S.A.S., a societe par actions simplifiee, formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellante, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller”)

AND

ATLANTIC AIRCRAFT HOLDING UNITED, having its principal office at c/o the Winterbotham Trust Company Limited, Winterbotham Place, Marlborough and Queen Streets. NASSAU, BAHAMAS (hereinafter referred to as the “Buyer”)

The Buyer and the Seller being together the “Parties” and each the “Party”.

WHEREAS

A -	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated March 19, 1998 (hereinafter referred to, together with its Exhibits and Letter Agreements as amended and supplemented from time to time, as the “Purchase Asreement”) covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32 (the “Aircraft”).

B -	The Buyer and the Seller have entered into an amendment No 1 to the Purchase Agreement dated September 9, 1998 (the “Amendment Not”), covering the [*] Firm A319-100 Aircraft (to December 1999 and January 2000).

C -	The Buyer and the Seller have entered into an amendment no 2 to the Purchase Agreement dated December 28,1999 (the “Amendment No 2”) covering:

(i)	The [*] A320-200 Aircraft [*] and the

(ii)	[*] A32Q-200 Aircraft, and

(iii)	the [*] A320-200 Aircraft [*] Firm A320-200 Aircraft.

1 -	[*]. Simultaneously, the Buyer and the Seller have entered into an amendment no 3 (the “Amendment No 3”) to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the letter Agreement No 1 of the Purchase Agreement.

A320 Family - TAI - Amendment No 24

Ref: CT1107307

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E -	The Buyer and the Seller have entered Into an amendment no 4 to the Purchase Agreement dated February 15, 2000 (the “Amendment No 4”) covering:

(i)	the [*] A320-200 Aircraft [*] and its [*] A32Q-200 Aircraft, and

(ii)	the [*] A320·200 Aircraft [*] firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into amendment no 5 to the Purchase Agreement dated April 6, 2001 (the “Amendment No 5”) covering:

(i)	the [*] A320-200 Aircraft [*] Firm No 41) and the[*] A32Q-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft [*] (Firm No 42)

(iii)	[*] Firm A319-100 Aircraft (Firm No 31 becoming Option No 45).

(iii)	The[*] A320-200 Aircraft into firm order[*] (Firm No 43) and the[*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft ([*] becoming Firm No 44) [*] Firm A319-100 Aircraft (Firm No 32 [*]).

G -	The Buyer and the Seller have entered into an amendment no 6 to the Purchase Agreement dated April 9, 2001 (the “Amendment No 6”) covering the rescheduling of certain Delivery Dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] an A320-200 Aircraft [*]

H	[*]

(v)	[*].

A320 Family - TAI - Amendment No 24

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J -	The Buyer and the Seller have entered into amendment no 9 to the Purchase Agreement dated December 6, 2002 (the “Amendment NOS”) covering the rescheduling of the Delivery Date of the firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have entered into amendment no 10 to the Purchase Agreement dated October 30, 2003 (the “Amendment No 1 CY’) covering the rescheduling of the Delivery Date of firm A320-200 Aircraft No 46 and 47 respectively from May and June 2004 to October and November 2004.

l -	The Buyer and the Seller have entered into an amendment no 11 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 11”) covering simultaneously:

(i)	the termination of the [*], and

(ii)	the cancellation and termination of Amendment No 3 [*] stated in paragraph 1 of letter Agreement No 1 to the Purchase Agreement.

M -	The Buyer and the Seller have entered into an amendment no 12 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 12”) covering:

(i)	the [*] of Aircraft No 44, 17, 37 [*] A320 [*] A321 type and No 18, 36 and 21 [*] A320 [*] A319 [*],

[*].

N -	The Buyer and the Seller have entered into an amendment no 13 to the Purchase Agreement dated November 18,2004 (the “Amendment No 13”), covering:

[*]

O -	The Buyer and the Seller have entered into amendment no 14 to the Purchase Agreement dated February 28,2006 (the“ Amendment No 14H), covering:

(i)	[*],

(ii)	AIRMAN software,

(iii)	ADOC Job Cards Package, ADOC Consultation Package, and AirNav and/or ADOC Navigator Based Consultation

(iv)	[*].

P -	The Buyer and the Seller have entered into amendment no 15 to the Purchase Agreement dated June 22, [*].

Q -	The Buyer and the Seller have entered into amendment no 16 to the Purchase Agreement dated November 22, 2007 (the “Amendment No 16”), covering the order of three (3) additional A319-100 aircraft and twelve (12) additional A320-200 aircraft.

R -	The Buyer and the Seller have entered into amendment no 17 to the Purchase Agreement dated April 1st, 2008 (the “Amendment No 17”), to am end certain provisions of the [*].

A320 Family - TAI - Amendment No 24

Ref: CT1107307

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S -	The Buyer and the Seller have entered Into amendment no 18 to the Purchase Agreement dated January 30”, 2009 (the “Amendment No 18”), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 60 and 61,

(ii)	[*].

T -	The Buyer and the Seller have entered into amendment no 19 to the Purchase Agreement dated April 28th, 2009 (the “Amendment No 19”), covering:

(i)	the [*] of the Aircraft No 58, 62 and 65,

(ii)	the change of the Delivery Dates of the Aircraft No 58, 62 and 65,

U -	The Buyer and the Seller have entered into amendment no 20 to the Purchase Agreement dated February 10.,2010 (the “Amendment No 20”), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 58 and 65, [*]

V -	The Buyer and the Seller have entered into amendment no 21 to the Purchase Agreement dated 29 April, 2011 (the “Amendment No 21”), covering the [*] of the Aircraft No 64.

W -	The Buyer and the Seller have entered into amendment no 22 to the Purchase Agreement dated 26 August, 2011 (the “Amendment No 22”), covering:

(I)	the rescheduling of the Delivery Date of Aircraft No 61,

(ii)	the [*] the rescheduling of the Delivery Dates of Aircraft No 66 and 67.

X -	The Buyer and the Seller have entered into amendment no 23 to the Purchase Agreement dated 25 October, 2011 (the “Amendment No 23’’), covering:

(i)	the rescheduling of the Delivery Date of Aircraft No 58,

(ii)	the [*] and the rescheduling of the Delivery Dates of Aircraft No 68 and 69.

Y -	As used hereafter, the terms “Purchase Agreement’’ and “A3ZO Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 23, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

A320 Family - TAI - Amendment No 24

Ref: CT1107307

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1.	As a result of AviancaTaca Holding S.A. (“AvlancaTaca”) and Airbus S.A.S having entered into an A320 Family & A320 NEO Family Purchase Agreement covering the sale by Airbus S.A.S. and the purchase by AviancaTaca of fifty-one (51) A320 family aircraft (the “AVTA 2011 Ordered Aircraft’’) , such agreement being dated as of the 27th December 2011 (the “AVTA 2011 Purchase Agreement’’), and [*] in accordance with the terms of Clause 7 of the Memorandum of Understanding signed between AvlancaTaca and Airbus S.A.S. on 22nd June 2011 (the “AVTA 2011 MoU”), the Parties have agreed that the scope of this Amendment No 25 is:

(i)	to amend the Scheduled Delivery Quarter of one (1) A319-100 Aircraft with rank number 65;

(ii)	to [*] and amend the Scheduled Delivery Quarter of one (1) A319-100 Aircraft with rank number 71 and of seven (7) A320-200 Aircraft with rank numbers 60, 70, 72, 73, 74, 75 and 76.

2.	DEUVERY SCHEDULE AND [*]

Upon the Buyer’s request, the Parties hereby agree that the [*] and/or the Scheduled Delivery Quarters of the A320 family Aircraft scheduled for Delivery shall be amended as set forth in the table here below (the “Agreed Modifications):

Rank number	[Illegible]	[Illegible]	[Illegible]	[Illegible]
60	A320-100	[*]	[*]	[*]
65	A319-100	[*]	[*]	[*]
70	A320-200	[*]	[*]	[*]
71	A319-100	[*]	[*]	[*]
72	A320-200	[*]	[*]	[*]
73	A320-200	[*]	[*]	[*]
74	A320-200	[*]	[*]	[*]
75	A320-200	[*]	[*]	[*]
76	A320-200	[*]	[*]	[*]

3.	PREOEUVERY PAYMENTS

*[One page has been omitted in accordance with a request for confidential treatment.]

A320 Family - TAI - Amendment No 24

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4.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall remain in full force and effect and shall apply to this Amendment No 24 except as expressly modified by this Amendment No 24.

In case of any inconsistency between this Amendment No 24 and the Purchase Agreement, this Amendment No 24 shall prevail.

This Amendment No 24 together with the Purchase Agreement, its Exhibits, Letter Agreements, and amendments to date contain the entire agreement between the Parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 24 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 24 shall not be varied or modified except by an instrument in writing executed by both Parties or by their duly authorised representatives.

This Amendment No 24 shall be governed by and construed and performance thereof shall be determined in accordance with the laws of France.

A320 Family - TAI - Amendment No 24

Ref: CT1107307

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IN WITNESS WHEREOF this Amendment No 24 was entered into the day and year above written.

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING UMITED	AIRBUS S.A.S.

By:	By:	[Illegible]
[Illegible]

Its:	Its

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APPENDIX 1-A

*[Eleven pages have been omitted in accordance with a request for confidential treatment.]

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